Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 96.6%
Building Products – 2.2%
Trex Co Inc*	7,379	$663,225
Capital Markets – 3.0%
Raymond James Financial Inc	9,797	876,440
Chemicals – 2.9%
Ecolab Inc	4,383	845,875
Diversified Consumer Services – 4.6%
Bright Horizons Family Solutions Inc*	5,538	832,306
Grand Canyon Education Inc*	5,352	512,668
		1,344,974
Electronic Equipment, Instruments & Components – 4.5%
Amphenol Corp	8,518	921,903
National Instruments Corp	9,517	402,950
		1,324,853
Entertainment – 5.4%
Activision Blizzard Inc	10,843	644,291
Walt Disney Co	6,678	965,839
		1,610,130
Food & Staples Retailing – 2.9%
Costco Wholesale Corp	2,902	852,956
Health Care Equipment & Supplies – 8.3%
ABIOMED Inc*	2,668	455,134
Danaher Corp	7,037	1,080,039
Edwards Lifesciences Corp*	3,964	924,762
		2,459,935
Household Products – 1.3%
Church & Dwight Co Inc	5,352	376,460
Information Technology Services – 8.1%
Fiserv Inc*	10,141	1,172,604
Visa Inc	6,553	1,231,309
		2,403,913
Interactive Media & Services – 3.9%
Alphabet Inc - Class A*	858	1,149,197
Life Sciences Tools & Services – 6.6%
Bio-Techne Corp	4,305	944,991
Thermo Fisher Scientific Inc	3,120	1,013,594
		1,958,585
Machinery – 4.3%
IDEX Corp	4,477	770,044
Snap-on Inc	2,886	488,888
		1,258,932
Professional Services – 3.8%
CoStar Group Inc*	1,888	1,129,590
Semiconductor & Semiconductor Equipment – 3.0%
Microchip Technology Inc	8,596	900,173
Software – 21.0%
Adobe Inc*	3,479	1,147,409
Intuit Inc	3,620	948,187
Microsoft Corp	6,755	1,065,263
Paycom Software Inc*	4,182	1,107,226
Salesforce.Com Inc*	5,679	923,633
Tyler Technologies Inc*	3,416	1,024,868
		6,216,586
Specialty Retail – 7.8%
Lowe's Cos Inc	6,271	751,015
TJX Cos Inc	16,725	1,021,228
Ulta Beauty Inc*	2,137	540,960
		2,313,203
Textiles, Apparel & Luxury Goods – 3.0%
VF Corp	8,924	889,366
Total Common Stocks (cost $20,060,527)		28,574,393
Investment Companies – 3.5%
Money Markets – 3.5%
Fidelity Investments Money Market Treasury Portfolio, 1.2500%ºº (cost $1,054,184)	1,054,184	1,054,184
Total Investments (total cost $21,114,711) – 100.1%		29,628,577
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(37,945)
Net Assets – 100%		$29,590,632

Notes to Schedule of Investments (unaudited)

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$28,574,393	$-	$-
Investment Companies	1,054,184	-	-
Total Assets	$29,628,577	$-	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2019 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund with such liquidation effective on or about February 7, 2020, or at such other time as may be authorized by the Trustees.